                                                                       EXHIBIT 1

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-66036) pertaining to the Transocean Offshore Savings Plan of Transocean Offshore Inc. of our report dated June 11, 1999 with respect to the financial statements and schedules of the Transocean Offshore Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1998.



                                    /s/Ernst & Young LLP



Houston, Texas
June 23, 1999